SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities

Exchange Act of 1934

FILED BY THE REGISTRANT     /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT  / /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ X / Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to sec.240.14a-14(c) or sec.240.14a-12

/ / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Implant Sciences Corporation
(Name of Registrant as Specified in its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-14.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-14 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

/ / Fee paid previously with preliminary materials.

/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-14(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

IMPLANT SCIENCES CORPORATION
107 Audubon Road, #5
Wakefield, MA 01880
(781) 246-0700
___________________

Notice of Annual Meeting of Stockholders

To Be Held on Wednesday, December 13, 2006

___________________

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Implant Sciences Corporation to be held on Wednesday, December 13, 2006 at 10:00 a.m. at the corporate offices located at 107 Audubon Road, #5, Wakefield, Massachusetts 01880 for the following purposes:

1. To elect five (5) directors to serve until the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

2. To consider and approve the Company’s 2006 Employee Stock Purchase Plan

3.  To transact any further business that may properly come before the annual meeting or any adjournment.

The Board of Directors has fixed the close of business on October 20, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the 2006 Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company’s common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

You are urged to read the attached Proxy Statement, which contains information relevant to the actions to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed envelope. If you sign and return your proxy without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Board of Directors’ recommendations. You may revoke your proxy if you so desire at any time before it is voted.

By Order of the Board of Directors

/s/ Stephen N. Bunker

Stephen N. Bunker, Clerk

Wakefield, Massachusetts
November 13, 2006

IMPLANT SCIENCES CORPORATION
107 Audubon Road, #5
Wakefield, MA 01880
(781) 246-0700
___________________

PROXY STATEMENT
___________________

Annual Meeting of Stockholders

To Be Held on Wednesday, December 13, 2006
___________________

This proxy statement relates to the annual meeting of stockholders of Implant Sciences Corporation. We are mailing the proxy statement and the enclosed form of proxy to stockholders on or about November 13, 2006. The board of directors is soliciting proxies to be used at the annual meeting and any adjournments thereof. The annual meeting will be held at the corporate offices located at 107 Audubon Road, #5, Wakefield, Massachusetts 01880, on Wednesday, December 13, 2006, beginning at 10:00 a.m. local time.

When proxies are returned properly executed, the persons named in the proxies will vote the shares represented in accordance with the stockholders’ directions. We encourage stockholders to vote on each matter to be considered. However, if a stockholder has specified no choice in a properly executed proxy, the persons named as proxies will vote the shares as recommended by management.

Any stockholder may revoke his proxy at any time before it has been exercised by:

•	providing us with a later dated proxy,
•	notifying our clerk in writing of such revocation at the following address: Implant Sciences Corporation, 107 Audubon Road, #5, Wakefield, MA 01880, Attn: Clerk or Diane Ryan, or
•	attending the annual meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

We have fixed the close of business on October 20, 2006, as the record date for the annual meeting and any adjournment of the annual meeting. Only stockholders of record on the record date are entitled to receive notice of, and to vote at, the annual meeting or any adjournment. At the close of business on the record date, there were issued and outstanding 11,800,811 shares of common stock, each of which is entitled to cast one vote.

QUORUM AND TABULATION OF VOTES

A quorum is required to transact business at the annual meeting. If a quorum should not be present, the annual meeting may be adjourned until a quorum is obtained. Our by-laws provide that a quorum for the annual meeting will be a majority in interest of the shares of common stock issued and outstanding and entitled to vote at the annual meeting. We will treat shares of common stock represented by a properly signed and returned proxy as present at the annual meeting for the purpose of determining a quorum. In general, votes withheld from any nominee for election as a director, abstentions and “broker non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A ‘‘broker non-vote’’ occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Each nominee to be elected as a director named in Proposal No. 1 must receive a plurality of the votes properly cast in favor at the annual meeting. Abstentions and votes withheld from director-nominees will not be included in calculating the number of votes cast and accordingly will not affect the outcome of the vote.

Proposal No. 1, the persons named in the proxies will vote the shares FOR election of each nominee as a director if no specification is made.

Proposal No. 2, to approve the Company’s 2006 Employee Stock Purchase Plan, requires an affirmative vote of the holders of a majority of the votes properly cast at the meeting in person or by proxy.

We know of no other matter to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies we receive will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

We have hired ADP to tabulate votes at the annual meeting.

Proposals 1 and 2 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholders shares.

Our 2006 annual report, including our audited financial statements for the fiscal year ended June 30, 2006, is being mailed to stockholders concurrently with this proxy statement.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our board of directors is currently comprised of five directors. At the 2006 annual meeting, five directors will be elected to serve until the 2007 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated Anthony J. Armini, Stephen N. Bunker, Michael Szycher, David Eisenhaure and Michael Turmelle. Dr. Armini, Dr. Bunker, Dr. Szycher, Mr. Eisenhaure and Mr. Turmelle have served as directors for the periods indicated below. Each nominee has indicated his willingness to serve as our director, and therefore the board of directors anticipates that each such nominee will serve as a director if elected. However, if any person nominated by the board of directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the board of directors may recommend.

A quorum being present, the affirmative vote of a plurality of the shares present in person or represented by proxy is necessary to elect each of the nominees.

The board of directors recommends that you vote FOR the election of Anthony J. Armini, Stephen N. Bunker, Michael Szycher, David Eisenhaure and Michael Turmelle as directors of Implant Sciences Corporation.

DIRECTORS AND EXECUTIVE OFFICERS

Name	Age	Position	Position Since
Anthony J. Armini (1)	68	President, Chief Executive Officer and Chairman of the Board	1984
Stephen N. Bunker (1)	63	Vice President and Chief Scientist, Director and Clerk	1987
Diane J. Ryan (1)	46	Vice President Finance and Chief Financial Officer	2003
Walter Wriggins (1)	62	Vice President and General Manager Core Systems	2004
John Traub (1)	59	Vice President and President Accurel Systems	2005
R. Erik Bates (1)	50	Vice President, Security Systems Manufacturing	2005
Michael Szycher (2)	67	Director	1999
David B. Eisenhaure (2) (4)	60	Director	2002
Michael Turmelle (2) (3) (4)	47	Director	2005

(1) Executive Officer
(2) Member of the Audit Committee for the fiscal year ended June 30, 2006
(3) Chairman of the Audit Committee
(4) Member of the Compensation Committee for the fiscal year ended June 30, 2006.

Dr. Anthony J. Armini has been the Company’s President, Chief Executive Officer, and Chairman of the Board of Directors since the Company’s incorporation. From 1972 to 1984, prior to the Company’s founding, Dr. Armini was Executive Vice President at Spire Corporation. From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation. Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967. Dr. Armini is the author of twenty two patents and fourteen publications in this field. Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and over twenty years experience with ion implantation in the medical and semiconductor fields. Since October 2000, Dr. Armini has been on the Board of Directors of CardioTech International, Inc., a publicly traded company of which Dr. Szycher was President and Chief Executive Officer and is now a consultant.

Dr. Stephen N. Bunker has served as the Company’s Vice President and Chief Scientist since 1987 and a Director since 1988. Prior to joining the Company, from 1972 to 1987, Dr. Bunker was a Chief Scientist at Spire Corporation. From 1971 to 1972, Dr. Bunker was an Engineer at McDonnell Douglas Corporation. Dr. Bunker received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1969. Dr. Bunker is the author of sixteen patents with four more pending in the field of ion beam technology.

Diane J. Ryan has served as the Company’s Vice President of Finance and Chief Financial Officer since May 2003. Ms. Ryan has been employed with Implant Sciences Corporation since March 1989. From March 2003 to May 2003, she was the Corporate Controller. Ms. Ryan graduated from Salem State College with a B.S. in Business Administration and a minor in management.

Walter J. Wriggins has served as the Company’s Vice President and General Manager of Core Systems, since October 2004. Prior to his career at Core Systems, Mr. Wriggins had over 22 years experience in semiconductor industry. His career began as a materials scientist in the GE aircraft engine group, from which he transitioned to a sales and marketing career at various semiconductor companies throughout the country. These companies, at which he held senior management positions, include: Axcelis (formally Eaton Corporation), Applied Materials, Varian Thin Films, and Ion Implant Services. Mr. Wriggins received a B.A. in Applied Science, and a B.S. in Material Science and Engineering from Lehigh University and an MBA from Boston University.

John Traub has served as the Company’s Vice President and President of Accurel Systems International, since March 2005 and prior to that as Executive Vice President and Chief Operating Officer of Accurel Systems, Inc.. Mr. Traub has held senior posts with several semiconductor equipment and services companies including Microfab Systems, Align-Rite Limited, Systems Chemistry Inc. and at Ultratech Stepper. John also serves on the Santa Clara University Board of Fellows Executive Committee and as Chairmen of the Board of Governors of American Theatre of San Jose.

R. Erik Bates has served as the Company’s Vice President of Operations, Security Products Division, since March 2005. Mr. Bates has over twenty five years of experience encompassing engineering, manufacturing, operations, and business development. The majority of his experience has been in the medical device industry. Mr. Bates has a B.S. in plastics engineering from the University of Lowell and an MBA from Rivier College. He is actively involved in public education, and is on the Advisory Board for the College of Engineering at UMass Lowell.

Dr. Michael Szycher joined the Company’s Board of Directors in December 1999. He was President and Chief Executive Officer and Chairman of CardioTech International, Inc., a publicly traded manufacturer of medical devices and biocompatible polymers from 1996 until August 2006 and continues as a consultant to CardioTech. From 1988 to 1996, Dr. Szycher was Chairman and Chief Technology Officer of Polymedica Industries. Dr. Szycher is a recognized authority on polyurethanes and blood compatible polymers. He is the editor of six books on various subjects in blood compatible materials and devices and the author of eighty original research articles.

David B. Eisenhaure has served on the Company’s board of directors since November 2002. He has been the President, Chief Executive Officer and a Director of SatCon Technology Corporation since 1985. From 1974 until 1985, Mr. Eisenhaure was associated with the Charles Stark Draper Laboratory, Incorporated and with its predecessor, the Massachusetts Institute of Technology's Instrumentation Laboratory, from 1967 to 1974. Dr. Eisenhaure also holds an academic position at M.I.T., as a lecturer in the Department of Mechanical Engineering. Mr. Eisenhaure serves on the board of directors of Mechanical Technology Incorporated and Beacon Power. He holds a S.B., S.M. and an Engineer's Degree in Mechanical Engineering from M.I.T.

Michael Turmelle has served on the Company’s Board of Directors since December 2005. He was the President of SatCon Power Systems from February 2005 through October 2006 and prior to that as SatCon Technology Corporation’s Chief Operating Officer. Mr. Turmelle has over 20 years of manufacturing, financial and operations experience and holds a B.A. degree in Economics from Amherst College.

The Board of Directors and Its Committees

The board of directors held eight meetings during the fiscal year ended June 30, 2006. No current director attended fewer than 80% of the total number of meetings held by the board or committees of the board on which he served. Directors are expected to attend all meetings. All of our directors are expected to attend the Annual Meeting. Five directors attended last year’s Annual Meeting. The board of directors currently has three standing committees: the audit committee, the compensation committee and the nominating committee. The committees receive their authority and assignments from the board of directors and report to the board of directors. Each committee operates under a charter that has been approved by the board of directors. Three members of the board are independent. Stockholders who wish to communicate with one or more directors may do so by mailing such communications to the Company’s principal offices 107 Audubon Road, #5, Wakefield, MA 01880, attention: Diane Ryan, Chief Financial Officer. The Chief Financial Officer will then relay all communications to the appropriate director(s).

Director Independence

The Board has reviewed each of the director’s relationships with the Company in conjunction with Section 121 (A) of the listing standards of the American Stock Exchange (“AMEX”) and has affirmatively determined that three of our directors, Michael Turmelle, Dr. Michael Szycher and David Eisenhaure, are independent of management and free of any relationship that would interfere with their independent judgment as members of the Audit Committee.

Audit Committee

The Board has designated from among its members an Audit Committee, which consisted of Mr. Michael Turmelle (Chairman), Dr. Michael Szycher and Mr. David Eisenhaure, all of whom are independent members under the AMEX listing standards. Mr. Turmelle meets the requirements to qualify as an “audit committee financial expert” as defined in 401(h) of Regulation S-K. The Audit Committee has the responsibility to ascertain that the Company’s financial statements reflect fairly the financial condition and operating results of the Company and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee recommends the independent auditors to the Board, reviews the scope of the audit functions of the independent auditors and reviews the audit reports. The audit committee is responsible for pre-approving all audit related services and fees. The Audit Committee held a meeting each quarter during fiscal 2006. The responsibilities of the Audit Committee are outlined in a written charter available for review on the Company’s website: www.implantsciences.com.

Compensation Committee

The Compensation Committee, which met one time during fiscal 2006, had two members, Mr. David Eisenhaure (Chairman) and Mr. Michael Turmelle both of whom are independent board members under the AMEX listing standards. The Compensation Committee reviews and determines on both an annual and an as-needed basis the compensation of the Company’s chief executive officer (the “CEO”).  The Compensation Committee determines all elements of the CEO’s compensation, including salary, bonus, options, benefits and all other aspects of the total compensation package based on the compensation earned by a CEO in a similar corporation and industry. Additional responsibilities of the Compensation Committee are outlined in a written charter available for review on the Company’s website: www.implantsciences.com.

No person serving on the Compensation Committee at any time during fiscal 2006 was a present or former officer or employee of the Company or any of its subsidiaries. During fiscal 2006, other than Dr. Armini, no executive officer of the Company served as a member of the board of directors or compensation  committee (or other board committee performing equivalent functions) of another entity. In addition, none of the members of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC. During fiscal 2006, Dr. Armini served on the board of directors of Cardio-tech International, one of whose executive officers served on the Company’s Board or Compensation Committee as well as on the board of directors of CorNova.

Nominating Committee

The members of the nominating committee are Messrs. Szycher, Eisenhaure and Turmelle. The committee selects nominees for election as our directors. The committee will give the same consideration to a nominee for election to the board of directors recommended by a stockholder of record if such recommendation is timely in accordance with, and is accompanied by the information required by, our By-laws. The nominating committee met two times during fiscal 2006.

Code of Conduct and Ethics

Our Board of Directors has adopted a Code of Ethics which is applicable to all our directors, officers, employees, agents and representatives, including our principal executive officer and principal financial officer, principal accounting officer or controller, or other persons performing similar functions. We have made available on our website copies of our Code of Ethics and charters for the committees of our Board and other information that may be of interest to investors.

Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities ("ten percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and ten percent stockholders are charged by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to us during the past fiscal year, and, if applicable, written representations that Form 5 was not required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and ten percent stockholders were fulfilled.

Comparative Stock Performance

The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of Implant Sciences Corporation (“IMX”) for the period from July 1, 2001, and through the fiscal years ended June 30, 2002, 2003, 2004, 2005 and 2006 with the cumulative total return on: (i) the American Stock Exchange Composite Index (the “AMEX”) and (ii) a peer group (the “Peer Group”) determined by the Company. The graph assumes the investment of $100 in Implant Sciences’ common stock, the AMEX Composite Index, and the Peer Group on June 30, 2001, and reinvestment of all dividends.  Measurement points are on June 30, 2001, 2002, 2003, 2004, 2005 and 2006.

The Peer Group consists of Isonics Corporation, North American Scientific Incorporated, RAE Systems, Spire Corporation and Ibis Technology Corporation. Management selected the Peer issuers in good faith and on an industry or line-of-business basis.

Value of $100 investment on June 30, 2001 at each of the following measurement points.
	June 30,
	2001	2002	2003	2004	2005	2006
IMX	100	139	58	119	32	36
AMEX	100	97	106	136	168	210
Peer group	100	59	67	116	106	83

REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

Director Compensation

Our directors who are our employees do not receive any compensation for service on the board of directors. Directors, who are not our employees, are paid a yearly stipend of $2,500 and are reimbursed for reasonable travel expenses incurred in connection with attendance at board and committee meetings.

Under the 2004 incentive and nonqualified stock option plan, each director who is not our employee, automatically receives an annual grant of options to purchase 10,000 shares of our common stock at an exercise price equal to the closing price of the common stock on the date of reelection to the Board. Each such option will have a term of ten years and will vest in full on the date of the grant.

Executive Compensation

The following table sets forth the aggregate cash compensation paid by us with respect to the three fiscal years ended June 30, 2004, 2005 and 2006 to our executive officers:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary($)	Bonus ($)	Other Annual Compensation($)(1)	Shares Underlying Options Granted (#)
Anthony J. Armini President, Chief Executive Officer and Chairman of the Board	2006 2005 2004	$214,712 $213,101 $197,684	- - $59,700	$12,353 $15,417 $12,260	100,000 - 50,000
Stephen N. Bunker Vice President, Chief Scientist and Director	2006 2005 2004	$55,814 $103,377 $114,228	- - $23,150	$1,100 $1,077 $1,049	50,000 30,000 50,000
Diane J. Ryan Vice President Finance and Chief Financial Officer	2006 2005 2004	$137,308 $120,393 $93,102	- $25,000 $25,050	$1,217 $1,147 $812	80,000 30,000 50,000
Walter J. Wriggins (2)	2006 2005 2004	$139,462 $101,124 -	- - -	$1,231 - -	30,000 70,000 -
John Traub (3)	2006 2005 2004	$170,000 $53,615 -	$20,000 - -	$1,427 - -	30,000 50,000 -
R. Erik Bates (3)	2006 2005 2004	$134,366 $33,231 -	- - -	$1,206 - -	30,000 30,000 -

(1)  Other annual compensation consists of life and disability insurance premiums and 401(k) plan benefits paid by us on behalf of these executive officers.
(2)  Joined the Company in October 2004.
(3)  Joined the Company in March 2005

OPTION GRANTS IN FISCAL 2006

The following table sets forth certain information regarding stock options held as of June 30, 2006 by the executive officers.
Name and Principal Position	Number of Securities Underlying Options Granted	% of Total Granted to Employees in Fiscal Year	Exercise Price ($/sh)	Expiration Date
Anthony J. Armini	100,000	18%	$4.50	12/13/2010
President, Chief Executive Officer
and Chairman of the Board
Stephen N. Bunker	50,000	9%	$4.09	12/13/2015
Vice President and Chief Scientist
Diane J. Ryan	30,000	5%	$3.80	11/01/15
Vice President Finance and	50,000	9%	$4.09	12/13/15
Chief Financial Officer
Walter J. Wriggins	30,000	5%	$3.89	10/31/15
Vice President Business Development/Operations
and General Manager of Core Systems, Inc.
John Traub	30,000	5%	$4.20	03/02/16
President Accurel Systems International Corp.
R. Erik Bates	30,000	5%	$3.35	04/11/16
Vice President Operations
Security Products Division

AGGREGATE OPTIONS EXERCISABLE IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

The following table sets forth certain information regarding stock options held as of June 30, 2006 by the executive officers.

Name and Principal Position	Number of Securities Underlying Unexercised Options at June 30, 2006		Value of Unexercised In-the-Money Options at June 30, 2006 (1)(2)
	Exercisable	Unexercisable	Exercisable	Unexercisable

Anthony J. Armini	191,700	16,500	-	-
President, Chief Executive Office
and Chairman of the Board
Stephen N. Bunker	133,500	16,500	-	-
Vice President and Chief Scientist
Diane J. Ryan	174,500	36,300	$7,852	-
Vice President Finance and
Chief Financial Officer
Walter J. Wriggins	47,600	92,400	-	-
Vice President Business Development/Operations
and General Manager of Core Systems, Inc.
John Traub	17,000	63,000	-	-
President Accurel Systems International Corp.
R. Erik Bates	10,200	49,800	-	-
Vice President Operations
Security Products Division

(1) As of June 30, 2006, the market value of a share of common stock was $3.30 (2) Represents a 10 year option

Equity Compensation Plan Disclosure

The following table sets forth certain information as of June 30, 2006 regarding securities authorized for issuance under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved by Security Holders	1,836,551	$5.41	649,147

Equity Compensation Plans Not Approved by Security Holders	-	-	-

Total	1,836,551	$5.41	649,147

Employment Agreements

Anthony J. Armini. On June 30, 2004, we entered into an employment agreement, with an initial term of three years and an automatic renewal for a successive period of three years, unless the we or Dr. Armini give the other party not less than three months written notice of non-renewal. Under this employment agreement, Dr. Armini serves as our president and chief executive officer at a base salary of up to $210,000 and is subject to increase as authorized by the Compensation Committee. In addition, Dr. Armini may participate in our employee fringe benefit plans or programs generally available to employees of comparable status and position. We are entitled to terminate his employment for any material breach of his employment agreement at any time upon at least 30 days written notice. In the event we terminate Dr. Armini’s employment without cause, we will pay him 12 months salary. Under his employment agreement, he is subject to restrictive covenants, including confidentiality provisions. Also, during his employment and for a period of two years after the term of the employment agreement, Dr. Armini is subject to a non-competition provision.

Stephen N. Bunker. On June 30, 2004, we entered into an employment agreement, with an initial term of three years and an automatic renewal for a successive period of three years, unless the we or Dr. Bunker give the other party not less than three months written notice of non-renewal. Under this employment agreement, Dr. Bunker serves as our vice president and chief executive scientist at a base salary of up to $150,000 and is subject to increase as authorized by the Compensation Committee. In addition, Dr. Bunker may participate in our employee fringe benefit plans or programs generally available to employees of comparable status and position. We are entitled to terminate his employment for any material breach of his employment agreement at any time upon at least 30 days’ written notice. In the event we terminate Dr. Bunker’s employment without cause, we will pay him 12 months salary. Under his employment agreement, he is subject to restrictive covenants, including confidentiality provisions. Also, during his employment and for a period of two years after the term of the employment agreement, Dr. Bunker is subject to a non-competition provision.

Walter J. Wriggins. On October 15, 2004, we entered into an employment agreement, with an initial term of one years and an automatic renewal for a successive period of one year, unless we or Mr. Wriggins give the other party not less than thirty days written notice of non-renewal. Under this employment agreement, Mr. Wriggins serves as our Vice President of Business Development/Operations and general manager of Core Systems at a base salary of $140,000. In addition, Mr. Wriggins may participate in our employee fringe benefit plans or programs generally available to employees of comparable status and position. We are entitled to terminate his employment for any material breach of his employment agreement at any time upon at least 30 days’ written notice. In the event we terminate Mr. Wriggins’ employment without cause, we will pay him the balance of the salary due for the term of the agreement. Under his employment agreement, he is subject to restrictive covenants, including confidentiality provisions. Also, during his employment and for a period of two years after the term of the employment agreement, Mr. Wriggins is subject to a non-competition provision.

AUDIT COMMITTEE REPORT

The audit committee, consisting of Messrs. Szycher, Eisenhaure and Turmelle, reviewed and discussed the audited financial statements for the year ended June 30, 2006, with management. The audit committee has discussed with our independent auditors, UHY LLP, any matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” Our independent accountants also provided to the audit committee the written disclosures and a letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the audit committee discussed with the independent accountants the firm’s independence.

Based upon the audit committee’s discussions with management and the independent accountants and the audit committee’s review of the representations of management, and the report of the independent accountants to the audit committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in Implant Sciences Corporation’s Annual Report on Form 10-K for the year ended June 30, 2006, as filed with the Securities and Exchange Commission.
Michael Turmelle
Michael Szycher
David Eisenhaure

PRINCIPAL ACCOUNTANT FEES AND SERVICES

	June 30,
	2006	2005

Audit fees	$ 191,000	$ 297,500
Audit related fees	56,000	17,650
Tax fees	-	-
All other fees	-	-
Total	$ 247,000	$315,150

The firm of UHY LLP ("UHY") acts as our principal independent registered public accounting firm. Through June 30, 2006, UHY had a continuing relationship with UHY Advisors, Inc. (“Advisors”) from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY’s partners provide non-audit services. UHY has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of UHY. UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Audit fees are those fees for professional services in connection with the audit of our annual consolidated financial statements included in our Annual Report on Form 10-K and the review of our quarterly consolidated financial statements included in our Quarterly Report on Form 10-Q.

Audit-related fees consist primarily of services rendered in connection with consultations on financial accounting and reporting standards, SEC registration statements, and assistance with SEC staff comments.

Tax fees are primarily for preparation on tax returns, assistance with tax audits and appeals, advice on acquisitions and technical assistance.

The Company’s Audit Committee must pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor, provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The Company’s principal financial and accounting officer communicates to both the Chairman of the Audit Committee and the auditing services firm any services requested to be provided. After receiving a fee quote for services from the service provider, a letter from the Chairman of the Audit Committee is prepared and submitted to the service provider as evidence of approval of the requested services. The Audit Committee approved 100% of the audit related services in fiscal 2006.

On October 27, 2005, the Company received verbal notification from its former independent registered public accounting firm, BDO Seidman, LLP (“BDO”), advising the Company that it would be resigning as the Company’s independent registered public accounting firm. This resignation became effective upon completion of BDO’s review of the Company’s quarterly results for the first fiscal quarter ended September 30, 2005.

On January 9, 2006, Brown & Brown, LLP (“B&B”) was appointed as the Company’s independent registered accounting firm.

On May 26, 2006, the partners of B & B announced that they were joining UHY, a New York limited liability partnership. On July 25, 2006, B&B confirmed to Implant Sciences Corporation that, as a result of the merger, UHY will be assuming audit and attestation services as B&B’s successor in interest.

On September 22, 2006, the Company’s Audit Committee accepted and appointed UHY as the independent public auditors of the Company.

It is expected that a representative of UHY LLP will attend the 2006 annual meeting as a guest. They are not expected to make a statement nor respond to questions, however, they will have the opportunity to do so if they desire to.

Certain Relationships and Related Transactions

Our CEO and Chairman of the Board of Directors is also a director of CardioTech. The CEO and Chairman of the Board of Directors of CardioTech, until August 2006, is also our director.

In March 2000, the Company entered into a joint research agreement with CardioTech to develop a proprietary porous polymer biocompatible coating technology as a platform for the Company’s proprietary radioactive brachytherapy technology. In consideration for this agreement, the Company agreed to pay $150,000 in cash and purchase 100,000 shares of CardioTech stock at a price of $1.00 per share. As of June 30, 2006, the Company has purchased these shares, the fair market value of which is $196,000 and is recorded as investments in available for sale securities in the accompanying consolidated balance sheet.

In March 2004 the Company entered into an Exchange & Venture Agreement with CardioTech International, Inc. (“CardioTech”), a public company and related party of the Company, and CorNova, Inc. (“CorNova”). CorNova is a start-up company incorporated as a Delaware corporation on October 12, 2003. CorNova’s focus is the development and marketing of innovative interventional cardiology products. In connection with the agreement, in March 2004, the Company and CardioTech issued 10,344 and 12,931 shares, respectively, of their respective common stock (the “Contributory Shares”) bearing an aggregate fair market value of $113,000 and $76,000, respectively, as of the date of the issuance. In exchange, the Company and CardioTech each received 1,500,000 shares of CorNova’s common stock, which represented a 30% ownership position for each party. In February 2005, upon CorNova’s securing of an additional $3,000,000 in financing (“Series A”), CardioTech and the Company each issued additional shares of their common stock, which was equal in value to twenty-five percent (25%) of the gross proceeds of the Series A Financing, or $750,000. As of June 30, 2006, the Company’s shares, represent a 18% ownership position. Anthony Armini, our CEO and Michael Szycher, the Chairman of our Nominating Committee, are also on the Board of Directors of CorNova.

Communications To The Board

Stockholders may communicate with the Company’s Board of Directors by mailing a communication to the entire Board or to one or more individual directors, in care of the Chairman, Implant Sciences Corporation, 107 Audubon Road, #5, Wakefield, MA 01880. All communications from stockholders to Board members (other than communications soliciting the purchase of products and services) will be promptly relayed to the Board members to whom the communication is addressed.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information as of August 31, 2006, with respect to the beneficial ownership of our common stock of each director and nominee for director, each named executive officer in the executive compensation table above, all of our directors and current officers as a group, and each person known by us to be a beneficial owner of five percent or more of our common stock. This information is based upon information received from or on behalf of the individuals named therein.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (2)

Anthony J. Armini (3)	1,382,138	11%
Stephen N. Bunker(4)	768,548	6%
Diane J. Ryan (5)	228,740	2%
Walter J. Wriggins (6)	76,814	1%
John Traub (7)	17,000	*
R. Erik Bates (8)	10,200	*
Michael Szycher (9)	71,000	1%
David Eisenhaure (10)	66,000	1%
Michael Turmelle (11)	10,000	*

* Less than 1%
(1) Unless otherwise noted, each person identified possesses sole voting and investment power over the shares.
(2) The calculation of percentage of class is based on 11,800,466 shares of common stock issued and outstanding as of August 31, 2006 plus any shares issuable upon exercise of options, to such persons and included as being beneficially owned by him.
(3) Includes 208,200 shares exercisable within 60 days of the date hereof.
(4) Includes 150,000 shares exercisable within 60 days of the date hereof.
(5) Includes 200,900 shares exercisable within 60 days of the date hereof.
(6) Includes 76,814 shares exercisable within 60 days of the date hereof.
(7) Includes 10,200 shares exercisable within 60 days of the date hereof.
(8) Includes 10,200 shares exercisable within 60 days of the date hereof.
(9) Includes 71,000 shares exercisable within 60 days of the date hereof.
(10) Includes 66,000 shares exercisable within 60 days of the date hereof.
(11) Includes 10,000 shares exercisable within 60 days of the date hereof.

PROPOSAL 2
2006 EMPLOYEE STOCK PURCHASE PLAN

    In September 2006, the Board of Directors adopted, subject to approval by the stockholders, the Implant Sciences Corporation 2006 Employee Stock Purchase Plan (the “2006 Plan”) and directed that the 2006 Plan be submitted to the holders of common stock of the Company for approval. The 2006 Plan authorizes the granting of common stock as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

    Our Board of Directors, including the members of the compensation committee, believes that the adoption of the 2006 Plan will assist us in attracting and retaining key employees by enabling us to offer competitive compensation packages. The 2006 Plan is designed to promote and advance the long-term interest of the Company and its stockholders by rewarding employees by offreing the opportunity to purchase Common Stock at a discount. Stock issued under the 2006 Plan will constitute a significant benefit to our employees.

    Subject to adjustment as described below, there will be 500,000 shares of Common Stock available for issuance under the 2006 Plan. The Company also maintains the 1998 Employee Stock Purchase Plan (“1998 Plan”) which will remain in effect if the 2006 Plan is approved. As of October 31, 2006, a total of 45,519 shares are available for issuance under the 1998 Plan.

    The following summary of the essential features of the 2006 Plan is qualified by reference to the full text of the 2006 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Administration

    The Plan shall be administered by the Board of Directors (the “Board” or the “Plan Administrator”). The interpretation and construction of any provision of the Plan and adoption of rules and regulations for administering the Plan shall be made by the Plan Administrator. Determinations made by the Plan Administrator with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Plan Administrator shall remain in full force and effect unless and until altered, amended, or repealed by the Plan Administrator.

Eligibility

    Under the 2006 Plan, any employee who has completed one year of continuous service, is customarily employed at least 20 hours per week and more than five months in a calendar year, may participate in the plan. Approximately 140 employees are currently eligible to participate in the plan. At this time, the Company cannot reasonably quantify the benefit or amounts received by or allocated to participants in this voluntary plan.

Common Stock

    A total of 500,000 shares of Common Stock will be available for issuance under the 2006 Plan. Such maximum number of Common Stock available are subject to appropriate equitable adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company affecting the Common Stock.

Participation

    Participation is voluntary with semiannual open enrollment periods. Employees may defer up to 10% of their compensation into the 2006 Plan up to a purchase of $25,000 of fair market value per year. A participant may withdraw from the 2006 Plan at any time and will be refunded the payroll deductions credited to his account. The price of the shares to the participants will be calculated by applying a 15% discount to the lower closing price on the first or last day of each deferral period. There are two deferral periods: January 1 to June 30 and July 1 to December 31. Shares are issued to participants twice a year. The Company will use its best efforts to file an S-8 registration statement prior to issuance of any shares from this Plan.

 Vote Required

    In order to pass, this proposal must receive the affirmative vote of the holders of a majority of the votes properly cast at the meeting in person or by proxy.

The board of directors recommends that you vote FOR this proposal to approve the adoption of the 2006 Employee Stock Purchase Plan

GENERAL

The Management of the Company does not know of any matters, other than those stated in the Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

A copy of the Company’s Form 10-K for the fiscal year ended June 30, 2006, as filed with the SEC, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Implant Sciences Corporation, 107 Audubon Road, #5, Wakefield, MA 01880, Attn: Diane Ryan, Chief Financial Officer.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no specific instructions are given with respect to the matter to be acted upon, the shares represented by the proxy will be voted FOR the election of the Director, and FOR the approval of the adoption of the 2006 Employee Stock Purchase Plan.

Stockholder Proposals for the 2007 Annual Meeting and General Communications

Any stockholder proposals intended to be presented at the Company’s 2007 Annual Meeting of Stockholders must be received by the Company at its office in Wakefield, MA on or before September 1, 2007 in order to be considered for inclusion in the Company’s proxy statement and proxy relating to such meeting. The Company has received no stockholders nominations or proposals for the 2006 Annual Meeting.

Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o the Company at its office in Wakefield, MA.

Revocability of Proxy

Shares represented by valid proxies will be voted in accordance with instruction contained therein, or, in the absence of such instruction, in accordance with the Board of Directors’ recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Methods of Counting Votes

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors and the ratification of the appointment of auditors are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstention will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors. As to item 1, the Proxy confers authority to vote “For” the persons listed as a candidate for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted “For” Item 2 unless “Against” or “Abstain” is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

By order of the Board of Directors
/s/ Anthony J. Armini
Anthony J. Armini
President and Chairman

November 13, 2006

IMPLANT SCIENCES CORPORATION
107 Audubon Road, #5
Wakefield, Massachusetts 01880
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, DECEMBER 13, 2006
THIS PROXY IS BEING SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoint(s) Anthony J. Armini and Stephen N. Bunker, and each of them acting singly, as proxies of the undersigned, each with full power to appoint his substitute, and authorizes each of them, and each substitute so appointed, to represent and vote all shares of common stock of Implant Sciences Corporation (the Company”) held of record by the undersigned at the close of business on October 20, 2006 at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 13, 2006, at the office of the corporation located at 107 Audubon Road, #5, Wakefield, Massachusetts 01880, beginning at 10:00 a.m. local time, and at any and all adjournments or postponement thereof. A stockholder wishing to vote in accordance with the recommendation of the Board of Directors need only sign and date this proxy and return it in the enclosed envelope.
WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH3 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES AS TO SUCH OTHER MATTERS AS MAY PROPERLLY COME BEFORE THE MEETING.

PLEASE VOTE AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

ADDRESS CHANGE:
_____________________________________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________________________________
(If you noted any address changes above, please mark corresponding box on the reverse side.)

VOTE  BY  INTERNET  -  www.proxyvote.com
Use  the  Internet  to  transmit  your  voting  instructions  and  for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card  in  hand  when  you  access  the  web  site  and  follow  the instructions  to  obtain  your  records  and  to  create  an  electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Implant Sciences Corporation  in  mailing  proxy  materials,  you  can  consent  to receiving  all future proxy statements,  proxy cards, and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet, and when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Implant Sciences Corporation, c/o ADP. 51 Mercedes Way, Edgewood, NY  11717

  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

IMPLANT SCIENCES CORPORATION

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

1. Election of Directors.

Nominees: 01) Anthony J. Armini, 02) Stephen N. Bunker,            For All    Withhold All    For All Except    To withhold authority to vote for any
03) Michael Szycher, 04) David B. Eisenhaure,                                                                              individual nominee(s), mark "For All Except"
05) Michael Turmelle                                                                                                 and write the numbers(2) of the nominee(s)
                                                                                                                          on the line below.
                                        _____                _____                      _____       ________________________________

Vote  On  Proposals                                                                               For                  Against           Abstain

2. To consider and approve the Company's 2006 Employee Stock Purchase Plan.                                                         ____               ____                ____

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.           ____               ____                ____

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and of the Proxy Statement relating thereto, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Please be sure to sign and date this proxy. Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, each person must sign. If the stockholder is a corporation, the signature should be that of an authorized officer who should state his or her title.

For address changes, please check this box and write them on the back  where  indicated.   ____

Please indicate if you plan to attend this meeting.    Yes ____    No ____

Signature
____________________________    _________        ____________________________    _________
[PLEASE SIGN WITHIN BOX]             Date            Signature (Joint owner)                 Date

APPENDIX A
IMPLANT SCIENCES CORPORATION
2006 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE.

The Implant Sciences Corporation 2006 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Implant Sciences Corporation (the "Company") will have an opportunity to acquire an ownership interest (or increase an existing ownership interest) in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company that the Plan qualifies as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS.

(a)
"Compensation" means, for the purpose of any Offering (as hereinafter defined) pursuant to this Plan, base pay in effect as of the Offering Commencement Date (as hereinafter defined). Compensation shall not include any deferred compensation other than contributions by an individual through a salary reduction agreement to a cash or deferred plan pursuant to Section 401(k) of the Code or to a cafeteria plan pursuant to Section 125 of the Code.

(b)	"Board" means the Board of Directors of the Company.

(c)	"Common Stock" means the common stock, $0.10 par value per share, of the Company.

(d)	"Company" shall also include any Parent or Subsidiary of Implant Sciences Corporation designated by the Board of Directors of the Company (the "Board").

(e)	"Employee" means any person who is customarily employed at least 20 hours per week and more than five months in a calendar year by the Company.

(f)	“Offering commencement date” means January 1 or July 1.

(g)	“Offering termination date” means June 30 for a January 1 offering commencement date or December 31 for a July 1 offering commencement date.

(h)	"Parent" shall mean any present or future corporation which is or would constitute a "parent corporation" as that term is defined in Section 424 of the Code.

(i)
"Plan Administrator" shall consist of the Board or, if appointed by the Board, a committee consisting of at least two Outside Directors who shall be members of the Board, but who are not employees of the Company or of any parent or subsidiary of the Company.

(j)	"Subsidiary" shall mean any present or future corporation which is or would constitute a "subsidiary corporation" as that term is defined in Section 424 of the Code.

3. ELIGIBILITY.

(a)	Participation in the Plan is completely voluntary. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

(b)
Each Employee shall be eligible to participate in the Plan on the first Offering Commencement Date, as hereinafter defined, following the completion of one year of continuous service with the Company. Notwithstanding the foregoing, no Employee shall be granted an option under the Plan:

(i)
if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary; for purposes of this Paragraph the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee; or

(ii)
which permits such Employee's rights to purchase stock under all Section 423 employee stock purchase plans of the Company and any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; for purposes of this Paragraph, the rules of Section 423(b)(8) of the Code shall apply.

4. OFFERING DATES.

The right to purchase stock hereunder shall be made available by a series of offerings (the "Offering" or "Offerings") to Employees eligible in accordance with Paragraph 3 hereof. The Plan Administrator will, in its discretion, determine the applicable date of commencement ("Offering Commencement Date") and termination date ("Offering Termination Date") for each Offering. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5. PARTICIPATION.

Any eligible Employee may become a participant by completing a payroll deduction authorization form provided by the Company and filing it with the office of the Company's Treasurer 20 days prior to an applicable Offering Commencement Date, as determined by the Plan Administrator pursuant to Paragraph 4. A participant who obtains shares of Common Stock in one Offering will be deemed to have elected to participate in each subsequent Offering, provided such participant is eligible to participate during each such subsequent Offering and provided that such participant has not specifically elected not to participate in such subsequent Offering. Such participant will also be deemed to have authorized the same payroll deductions under Paragraph 6 hereof for each such subsequent Offering as in the immediately preceding Offering; provided however, that, during the enrollment period prior to each new Offering, the participant may elect to change the participant's payroll deductions by submitting a new payroll deduction authorization form.

6. PAYROLL DEDUCTIONS.

(a)
At the time a participant files his authorization for a payroll deduction, he shall elect to have deductions made from his pay on each payday during any Offering in which he is a participant at a specified percentage of his Compensation as determined on the applicable Offering Commencement Date; said percentage shall be in increments of one percent up to a maximum percentage of ten percent.

(b)
Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and subject to the last sentence of Paragraph 5 shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Paragraph 10.

(c)	All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account.

(d)	A participant may withdraw from the Plan at any time during the applicable Offering period.

7. GRANTING OF OPTION.

(a)
On the Offering Commencement Date of each Offering, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock equal to an amount determined as follows: 85% of the market value per share of the Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to the percentage of the Employee's Compensation which he has elected to have withheld (but no more than 10%) multiplied by the Employee's Compensation over the Offering period. Such market value per share of the Common Stock shall be determined as provided in clause (i) of Paragraph 7(b).

(b)	The option price of the Common Stock purchased with payroll deductions made during each such Offering for a participant therein shall be the lower of:

(i)
85% of the closing price per share on the Offering Commencement Date as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System or, if the Common Stock is not listed on the Nasdaq National Market System but is otherwise publicly traded over-the-counter, 85% of the mean of the bid and asked prices per share on the Offering Commencement Date or, if the Common Stock is not traded over-the-counter, 85% of the fair market value on the Offering Commencement Date as determined by the Plan Administrator; and

(ii)
85% of the closing price per share on the Offering Termination Date as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the Nasdaq National Market System or, if the Common Stock is not listed on the Nasdaq National Market System but is otherwise publicly traded over-the-counter, 85% of the mean of the bid and asked prices per share on the Offering Termination Date or, if the Common Stock is not traded over-the-counter, 85% of the fair market value on the Offering Termination Date as determined by the Plan Administrator.

8. EXERCISE OF OPTION.

(a)
Unless a participant gives written notice to the Treasurer of the Company as hereinafter provided, his option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted the Employee pursuant to Paragraph 7(a) and any pro rata allocation to such participant under Paragraph 12(a)), and any excess in his account at that time, other than amounts representing fractional shares, will be returned to him.

(b)
Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be automatically carried forward to the next Offering unless the participant elects, by written notice to the Treasurer of the Company, to have the excess cash returned to him.

9. DELIVERY.

The Company will deliver to each participant (as promptly as possible after the appropriate Offering Termination Date), a certificate representing the Common Stock purchased upon exercise of his option.

10. WITHDRAWALS AND TERMINATION.

(a)
Prior to the Offering Termination Date for an Offering, any participant may withdraw the payroll deductions credited to his account under the Plan for such Offering by giving written notice to the Treasurer of the Company. All of the participant's payroll deductions credited to such account will be paid to him promptly after receipt of notice of withdrawal, without interest, and no future payroll deductions will be made from his pay during such Offering. The Company will treat any attempt to borrow by a participant on the security of accumulated payroll deductions as an election to withdraw such deductions.

(b)
Except as set forth in Paragraph 6(d), a participant's election not to participate in, or withdrawal from, any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

(c)
Upon termination of the participant's employment for any reason, including retirement but excluding death, the payroll deductions credited to his account will be returned to him, or, in the case of his death, to the person or persons entitled thereto under Paragraph 14.

(d)
Upon termination of the participant's employment because of death, his beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Company's Treasurer prior to the expiration of a period of 90 days commencing with the date of the death of the participant, either:

(i)	to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

(ii)
to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price (subject to the limitation contained in Paragraph 7(a)), and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the Company's Treasurer, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same will be paid promptly to said beneficiary.

11. INTEREST.

No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating Employee.

12. STOCK.

(a)
The maximum number of shares of Common Stock available for issuance and purchase by Employees under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17, shall be 500,000 shares of Common Stock. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in an equitable manner, and the balances of payroll deductions credited to the account of each participant under the Plan shall be returned to the participant.

(b)	The participant will have no interest in stock covered by his option until such option has been exercised.

13. ADMINISTRATION.

The Plan shall be administered by the Plan Administrator. The interpretation and construction of any provision of the Plan and adoption of rules and regulations for administering the Plan shall be made by the Plan Administrator. Determinations made by the Plan Administrator with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Plan Administrator shall remain in full force and effect unless and until altered, amended, or repealed by the Plan Administrator.

14. DESIGNATION OF BENEFICIARY.

A participant shall file with the Treasurer of the Company a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the participant. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the Common Stock and/or cash credited to the participant under the Plan.

15. TRANSFERABILITY.

Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or the receipt of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 10.

16. USE OF FUNDS.

All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purposes (to the extent not returned to the participant if elected by the participant prior to the end of the period), and the Company shall not be obligated to segregate such payroll deductions.

17. EFFECT OF CHANGES OF COMMON STOCK.

If the Company shall subdivide or reclassify the Common Stock which has been or may be subject to options under this Plan, or shall declare thereon any dividend payable in shares of such Common Stock, or shall take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be subject to options under the Plan (in the aggregate and to any participant) shall be adjusted accordingly and in the case of each option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased pursuant to such option and the option price per share shall be adjusted to such extent as may be determined by the Plan Administrator, with the approval of independent public accountants and counsel, to be necessary to preserve the rights of the holder of such option.

18. AMENDMENT OR TERMINATION.

The Board may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant holding options under the Plan without the consent of such participant.

19. NOTICES.

All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company.

20. MERGER OR CONSOLIDATION.

If the Company shall at any time merge into or consolidate with another corporation, the holder of each option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option, in lieu of the number of shares of Common Stock as to which such option shall be exercisable, the number and class of shares of stock or other securities or property to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such option was exercisable. In accordance with this Paragraph and Paragraph 17, the Plan Administrator shall determine the kind and amount of such securities or property which such holder of an option shall be entitled to receive. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

21. GOVERNMENTAL AND OTHER REGULATIONS.

The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required. The Plan shall be governed by, and construed and enforced in accordance with, the provisions of Sections 421, 423 and 424 of the Code and the substantive laws of The Commonwealth of Massachusetts. In the event of any inconsistency between such provisions of the Code and any such laws, such provisions of the Code shall govern to the extent necessary to preserve favorable federal income tax treatment afforded employee stock purchase plans under Section 423 of the Code.